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                                                Filed Pursuant to Rule 424(b)(3)
                                                      Registration No. 333-34824
                    4 3/4% Convertible Senior Notes due 2007 CUSIP No. 65332VAR4





                           NEXTEL COMMUNICATIONS, INC.


                    PROSPECTUS SUPPLEMENT DATED JUNE 8, 2001
                       TO PROSPECTUS DATED APRIL 26, 2000

         The selling stockholders table on pages 19-22 of the prospectus, as amended, is hereby further amended to update the information regarding the following entity in the prospectus and its respective amount of 4 3/4% convertible senior notes due 2007.

                                                    CONVERTIBLE NOTES                         COMMON STOCK
                                                    -----------------                         ------------
                                             PRINCIPAL           PRINCIPAL
                                             AMOUNT OF           AMOUNT OF                                NUMBER OF
                                            CONVERTIBLE         CONVERTIBLE           NUMBER OF            SHARES
NAME OF SELLING STOCKHOLDER                 NOTES OWNED        NOTES OFFERED        SHARES OWNED           OFFERED
---------------------------                 -----------        -------------        ------------           -------
Lehman Brothers Inc.                        $ 1,070,000         $ 1,070,000              -0-                 -0-